UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2011


                                 IMAGING3, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


       000-50099                                        95-4451059
--------------------------                  ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (818) 260-0930

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 8.   OTHER EVENTS......................................................1

                        Item 8.01 Other Events.................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1

SIGNATURES.....................................................................2

SECTION 8. OTHER EVENTS

         Item 8.01.   Other Events.

         On August 19, 2011, Imaging3, Inc., a California corporation (the "Company") conducted an open house for persons to come to the Company's executive offices and observe a demonstration of the Company's prototype of its three dimensional medical diagnostic imaging device ( the "Device"), and to have a question and answer session with management. In the meeting, the Company disclosed that (1) it plans to resubmit its application to the Federal Food and Drug Administration (the "FDA") in 2011 after having a pre-filing meeting with the agency reviewers, which the Company anticipates could occur within six weeks of its request for such a meeting, (2) the Company plans to send a letter to the FDA on or before August 29, 2011 requesting the pre-filing meeting with its reviewers, and (3) the Company currently has engaged special consultants, legal counsel, a radiologist and technical writers to assist management with the next submission of its application to the FDA for the Device. While management is confident that its re-submission to the FDA will be ready for filing before the end of 2011, and that the pre-filing meeting with FDA reviewers will occur and will improve the Company's prospects for eventual FDA approval of the Device, there is no assurance that the FDA will grant the Company's request for the pre-submission meeting (although they have indicated a willingness to do so by telephone), or that the FDA will ultimately approve the Device.

         In response to questions, management disclosed that (1) the Company is contemplating a finance deal with an institutional investor of its securities to raise additional capital to sustain its operations for the next eight to twelve months, from which there is expected to be dilution to existing stockholders,
(2) the Company is seeking two independent directors to join its Board of Directors, (3) management is not currently purchasing the Company's stock in the open market, (4) management estimates the sale price of each machine to prospective customers to be approximately $550,000 with an estimated gross profit margin of 50%, (5) the Company plans to attend trade shows with the same displays as in the past, (6) if approved by the FDA, the Company plans to launch its marketing campaign with the stationing of up to twelve demonstration machines in selected sites, and then ultimately work with a major manufacturer for production and fulfillment of orders if orders are received by the Company,
(8) the FDA has not seen the machine in operation, so management plans to include a video demonstration of the Device in its next submission to the FDA,
(9) the Company does not plan to hire a public relations firm at this time, (10) the Company does not currently plan to do a reverse stock split of its outstanding stock, but may consider one in the future, preferably near a time when the Company achieves a major milestone, (11) two prototype Devices have been built, one more is in production, and none are deployed in hospitals or yet in commercial use, and (12) the re-submission to the FDA will include new images and fresh data. In response to a question regarding the maintenance schedule of the machine during each operating cycle, management estimated a time span of three to six months of operation between routine periodic maintenance, resulting in a 99% overall operational rate. The Company then conducted a live demonstration of the Device for those attendees interested to see it.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                             -----------------------
                                  (Registrant)

Date:  August 19, 2011


                               /s/ Dean Janes, Chief Executive Officer
                               ---------------------------------------
                               Dean Janes, Chief Executive Officer




























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